ABLE LABORATORIES, INC.

                          REPORT ON AUDIT OF FINANCIAL
                                   STATEMENTS

                          PERIODS ENDED JUNE 30, 1996,
                           DECEMBER 31, 1995 AND 1994





                          INDEPENDENT AUDITORS' REPORT


Board of Directors and Shareholders
DynaGen, Inc.
Cambridge, Massachusetts

         We have audited the accompanying balance sheets of Able Laboratories, Inc. as of June 30, 1996, December 31, 1995 and 1994, and the related statements of operations, division equity and cash flows for the periods ended June 30, 1996, December 31, 1995, 1994 and 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Able Laboratories, Inc. as of June 30, 1996, December 31, 1995 and 1994, and the results of its operations and its cash flows for the periods ended June 30, 1996, December 31, 1995, 1994 and 1993 in conformity with generally accepted accounting principles.



                                                   /s/ Feldman Radin & C0., P.C.
                                                   -----------------------------
                                                   FELDMAN RADIN & CO., P.C.
                                                   Certified Public Accountants

New York, New York
August 19, 1996



                                    ABLE LABORATORIES, INC.
                                    -----------------------
                                        BALANCE SHEET


                                                                            June 30,                     December 31,
                                                                                             -----------------------------------
                                                                              1996                1995               1994
                                                                         ----------------    ----------------   ----------------
                                                            ASSETS
CURRENT ASSETS:
     Cash                                                             $           97,259  $           47,155 $           60,486
     Inventories                                                                 465,256             478,712          1,212,769
     Other                                                                        48,424             122,505            182,205
                                                                         ----------------    ----------------   ----------------
         TOTAL CURRENT ASSETS                                                    610,939             648,372          1,455,460

PROPERTY AND EQUIPMENT, net  of
     accumulated depreciation                                                  2,576,870           2,932,161          3,594,056

DEPOSITS                                                                          25,333              25,333             27,789
                                                                         ----------------    ----------------   ----------------
                                                                      $        3,213,142  $        3,605,866 $        5,077,305
                                                                         ================    ================   ================

                                                LIABILITIES AND DIVISION EQUITY

CURRENT LIABILITIES
     Accounts payable                                                 $          103,032  $           65,879 $          336,141
     Accrued expenses                                                            218,259             183,727            393,050
     Capital lease obligations - current portion                                   5,851              20,147             24,745
                                                                         ----------------    ----------------   ----------------
         TOTAL CURRENT LIABILITIES                                               327,142             269,753            753,936

CAPITAL LEASE OBLIGATIONS - Long Term                                                  -                   -             19,687

DIVISION EQUITY                                                                2,886,000           3,336,113          4,303,682
                                                                         ----------------    ----------------   ----------------
                                                                      $        3,213,142  $        3,605,866 $        5,077,305
                                                                         ================    ================   ================


                       See notes to financial statements



                                            ABLE LABORATORIES, INC.
                                            -----------------------
                                            STATEMENT OF OPERATIONS
                                            -----------------------


                                                       Six Months
                                                         Ended                         Years Ended December 31,
                                                                         ------------------------------------------------------
                                                     June 30, 1996            1995               1994               1993
                                                    -----------------    ----------------   ----------------   ----------------
REVENUES:
     Intercompany sales                          $         1,977,600  $        6,481,873 $        9,039,066 $          304,887
     Other Sales                                                   -                   -          6,415,615         10,012,818
                                                    -----------------    ----------------   ----------------   ----------------
         TOTAL REVENUES                                    1,977,600           6,481,873         15,454,681         10,317,705

COST OF SALES                                              2,256,006           6,416,509         12,124,676          7,962,680
                                                    -----------------    ----------------   ----------------   ----------------

     GROSS PROFIT (LOSS)                                    (278,406)             65,364          3,330,005          2,355,025
                                                    -----------------    ----------------   ----------------   ----------------

OPERATING EXPENSES:
     General and administrative expense                      170,923             542,538          1,272,487          2,320,195
     Research and development                                      -                   -            583,002          1,203,687
     Intercompany charges                                    160,000             320,000            320,000            200,000
     Depreciation expense                                    355,291             696,452            643,943            460,308
                                                    -----------------    ----------------   ----------------   ----------------
                                                             686,214           1,558,990          2,819,432          4,184,190
                                                    -----------------    ----------------   ----------------   ----------------

OTHER (INCOME) EXPENSE:
     Other income                                                  -              (9,165)           (20,109)           (39,028)
     Interest expense                                            458             142,738            292,378            208,227
                                                    -----------------    ----------------   ----------------   ----------------
                                                                 458             133,573            272,269            169,199
                                                    -----------------    ----------------   ----------------   ----------------

NET INCOME (LOSS) BEFORE INCOME TAX                         (965,078)         (1,627,199)           238,304         (1,998,364)

INCOME TAX PROVISON (BENEFIT)                               (395,682)           (667,152)            97,705           (819,329)
                                                    -----------------    ----------------   ----------------   ----------------

NET INCOME (LOSS)                                $          (569,396) $         (960,047)$          140,599 $       (1,179,035)
                                                    =================    ================   ================   ================


                       See notes to financial statements




                                 ABLE LABORATORIES, INC.
                                 -----------------------
                          STATEMENT OF CHANGE IN DIVISION EQUITY
                          --------------------------------------


                                           Six Months
                                              Ended                         Years Ended December 31,
                                                          -------------------------------------------------------------
                                          June 30, 1996           1995                 1994                 1993
                                        ------------------   ----------------    -----------------    -----------------
Beginning balance                    $          3,336,113 $        4,303,682  $         8,906,244  $         2,787,210

Net income (loss)                                (569,396)          (960,047)             140,599           (1,179,035)

Transfer (to) from parent                         119,283             (7,522)          (4,743,161)           7,298,069
                                        ------------------   ----------------    -----------------    -----------------

Ending balance                       $          2,886,000 $        3,336,113  $         4,303,682  $         8,906,244
                                        ==================   ================    =================    =================


                                              ABLE LABORATORIES, INC.
                                              -----------------------
                                              STATEMENT OF CASH FLOWS
                                              -----------------------


                                                             Six Months
                                                               Ended                        Years Ended December 31,
                                                                              ------------------------------------------------------
                                                           June 30, 1996           1995               1994               1993
                                                          -----------------   ----------------   ----------------   ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                         $       (569,396)   $      (960,047)   $       140,599    $    (1,179,035)
Adjustments to reconcile net income to net
       cash provided by operating activities:
          Fixed assets transfer to parent                                -                  -            481,898                  -
          Depreciation                                             355,291            696,452            643,943            460,308

Change in assets and liabilities
          Decrease (increase) in accounts receivable                     -                  -          1,496,969            144,697
          Decrease (increase) in inventory                          13,456            734,057          3,307,874         (1,077,310)
          Decrease (increase) in other current assets               74,081             59,700            126,879           (192,037)
          Decrease (increase) in other assets                            -              2,456             14,610              8,885
          Increase (decrease)  in accounts payable                  37,153           (270,262)          (507,888)          (695,284)
          Increase (decrease) in accrued expenses                   34,532           (209,323)          (463,553)           113,591
                                                          -----------------   ----------------   ----------------   ----------------
                                                                   514,513          1,013,080          5,100,732         (1,237,150)
                                                          -----------------   ----------------   ----------------   ----------------

NET CASH USED BY OPERATING ACTIVITIES                              (54,883)            53,033          5,241,331         (2,416,185)
                                                          -----------------   ----------------   ----------------   ----------------

CASH FLOW FROM INVESTING ACTIVITIES:
       Purchase of property and equipment                                -            (34,557)          (401,034)        (2,710,228)
                                                          -----------------   ----------------   ----------------   ----------------

NET CASH USED BY INVESTING ACTIVITIES:                                   -            (34,557)          (401,034)        (2,710,228)
                                                          -----------------   ----------------   ----------------   ----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
       Capital lease obligations                                   (14,296)           (24,285)          (359,197)        (1,932,805)
       Transfer (to) from parent                                   119,283             (7,522)        (4,743,161)         7,298,069
                                                          -----------------   ----------------   ----------------   ----------------

NET CASH USED FROM FINANCING ACTIVITIES:                           104,987            (31,807)        (5,102,358)         5,365,264
                                                          -----------------   ----------------   ----------------   ----------------

NET INCREASE (DECREASE) IN CASH                                     50,104            (13,331)          (262,061)           238,851

CASH AT BEGINNING OF PERIOD                                         47,155             60,486            322,547             83,696
                                                          -----------------   ----------------   ----------------   ----------------

CASH AT END OF PERIOD                                     $         97,259    $        47,155    $        60,486    $       322,547
                                                          =================   ================   ================   ================


                       See notes to financial statements




                             ABLE LABORATORIES, INC.

                          NOTES TO FINANCIAL STATEMENTS

         Able Laboratories, Inc. ("Able") is a pharmaceutical manufacturing firm manufacturing over-the-counter / generic drugs for wholesalers, retail drug chains and ethical drug companies.

1.       BASIS OF PRESENTATION AND RELATED PARTY TRANSACTIONS

                  The financial statements present the financial position and results of operation of Able for the three and one half years ended June 30, 1996. On August 19, 1996, DynaGen, Inc. purchased certain inventories and plant and equipment of Able. Able had been acquired by its former owner, Alpharma, Inc. ("Alpharma"), a public company, in October 1992. Subsequent to that acquisition, certain of its operations were transferred to other subsidiaries of Alpharma. Intangibles of Able created by the push down of the Alpharma purchase are not included in these financial statements. All accounts of Able are included in the financial statements except for the intangibles, income tax accounts and capital accounts. Further, in 1994 Alpharma wrote down plant and equipment to an estimated sales recovery amount in anticipation of the sale. Such write offs are not included in the financial statements presented.

                  During 1993 Able was operated as a complete business enterprise with sales to the ultimate customers. In July 1994, Alpharma changed its method of operations to flow all sales through other subsidiaries, utilizing Able as only a manufacturing facility. From that date all sales revenues were those credited to Able by Alpharma. Such revenues are not necessarily those which would have been received if Able was not selling to a related party. Further, after June 1994 Able phased out its selling, collection and research and development functions, transferring such functions to other subsidiaries of Alpharma.

                  Intercompany charges represent management salaries and data processing expenses. Able maintained complete manufacturing and accounting functions during all periods. In the opinion of management, Alpharma provided no other significant services during the periods.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         A. Cash and cash equivalents - Able considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

         B. Inventory - Inventory is stated at the lower of cost (last-in, first-out method) or market.

         C. Method of accounting - Able's accounting policy is to prepare its financial statements on the accrual basis.

         D. Income taxes - Income taxes have been provided at currently effective income tax rates for Federal and New Jersey. Able filed consolidated Federal return with Alpharma. All amounts provided have been shown as distributions / (receipts) to Alpharma.

         E. Property and equipment - Depreciation is computed primarily using the straight-line method over the estimated useful lives of the related assets.

                    Computer equipment                               3-5 years
                    Laboratory equipment                              10 years
                    Machinery equipment                             5-10 years
                    Leasehold improvement                              7 years

         F. Research and development - Research and development costs were charged to operations when incurred.

         G. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

3.       INVENTORY

                  Inventory consists of the following:

                                        June 30,                  December 31,
                                      ------------     ---------------------------------
                                         1996              1995               1994
                                      ------------     -------------     ---------------
Raw materials                     $       217,975   $       362,952   $         580,139
Package components                        122,433           133,260             550,581
Work-in-process                           192,604           111,191             270,684
Finished goods                            113,467            14,420             135,442
                                      ------------     -------------     ---------------
                                          646,479           621,823           1,536,846
Less LIFO reserve                         181,223           143,111             324,077
                                      ------------     -------------     ---------------
                                  $       465,256   $       478,712   $       1,212,769
                                      ============     =============     ===============





                  In 1995, Able had a decrease in inventory resulting in liquidation of LIFO inventory layers carried at costs which were lower than the costs of current purchases. The effect of the reduction was a decrease in cost of sales and increase in income before income taxes of $180,966.

4.       PROPERTY AND EQUIPMENT

                  Property and equipment consist of the following:

                                                 June 30,                    December 31,
                                              ---------------     -----------------------------------
                                                   1996                1995                1994
                                              ---------------     ----------------    ---------------
Building improvements                      $         923,946  $           923,946  $         923,946
Machinery and equipment                            3,878,625            3,878,625          3,847,525
                                              ---------------     ----------------    ---------------
                                                   4,802,571            4,802,571          4,771,471
Less accumulated depreciation                      2,225,701            1,870,410          1,177,415
                                              ===============     ================    ===============
                                           $       2,576,870  $         2,932,161  $       3,594,056
                                              ===============     ================    ===============


5.       CAPITAL LEASE OBLIGATIONS

                  Equipment lease payable bearing interest at 6% per annum with monthly payments of principal and interest totalling $2,459. At June 30, 1996, December 31, 1995, and 1994, the unpaid principal balances were $5,851, $20,147, and $44,432, respectively.

6.       COMMITMENTS AND CONTINGENCIES

         A. Able leases its manufacturing and office facilities under an operating lease expiring March 31, 2000. The monthly basis rent is $21,965. Rent expenses for the periods ended June 30, 1996, December 31, 1995, 1994 and 1993 totalled $165,610,
                  $326,118, $359,097 and $329,772, respectively. Minimum future rental payments under this lease is as follows:



Six months ended 12/31/96              $         131,790
1997                                             263,580
1998                                             263,580
1999                                             263,580
2000                                              65,895
                                           --------------
                                       $         988,425
                                           ==============








         B. Included in property and equipment is property held under capital leases as follows:


Machinery and equipment                        $         356,213
Less accumulated depreciation                            350,362
                                                   --------------
                                               $           5,851
                                                   ==============

7.       INCOME TAXES

                  The income taxes expense (benefit) consists of the following:

                                             Six Months
                                               Ended                       Years Ended December 31,

                                                               --------------------------------------------------
                                           June 30, 1996            1995              1994             1993
                                          -----------------    ---------------     ------------    --------------
Federal income taxes                   $         (308,825)  $       (520,704)  $        76,258  $      (639,476)
(benefit)
State income taxes (benefit)                      (86,857)          (146,448)           21,447         (179,853)
                                          -----------------    ---------------     ------------    --------------
                                       $         (395,682)  $       (667,152)  $        97,705  $      (819,329)
                                          =================    ===============     ============    ==============


                  A reconciliation of the income tax expense (benefit) at the Federal statutory income rate of 35% for all periods to the Able's effective income tax expense (benefit) is as follows:

                                             Six Months
                                               Ended                          Years Ended December 31,
                                                                ------------------------------------------------------
                                           June 30, 1996              1995              1994               1993
                                         -------------------    -----------------    ------------    -----------------
Income (loss) before   provision
for income taxes                      $           (965,078)  $       (1,627,199)  $    238,304    $       (1,998,364)
                                         ===================    =================    ============    =================
Computed expected tax provision
(benefit)                             $           (337,777)  $         (569,520)       83,406     $         (699,427)
State tax provision less Federal
income tax saving                                  (57,905)             (97,632)       14,299               (119,902)
                                         -------------------    -----------------    ------------    -----------------
Provision for income taxes per
financial statements                  $           (395,682)  $         (667,152)  $    97,705     $         (819,329)
                                         ===================    =================    ============    =================
